                                                                 EXHIBIT 10.25

                              AMENDED AND RESTATED
                SECURITYHOLDERS' AGREEMENT AND EXCHANGE AGREEMENT


         AMENDED AND RESTATED SECURITYHOLDERS' AGREEMENT AND EXCHANGE AGREEMENT, dated as of November 13, 1996 (this "Agreement"), by and among Park `N View, Inc. a Delaware corporation (the "Corporation"), the Existing Investors set forth on Exhibit A attached hereto and the New Investors set forth on Exhibit B attached hereto.

                                 R E C I T A L S

         1. WHEREAS, pursuant to those certain Securities Purchase Agreements by and between the Corporation and certain of the Existing Investors (the "Patricof Investors") dated as of November 2, 1995 (collectively, the "1995 Securities Purchase Agreements"), the Corporation agreed to sell to the Patricof Investors an aggregate of $6 million of Subordinated Notes, an aggregate of 140,000 shares of the Corporation's Series A Preferred Stock and an aggregate of 2,000,000 shares of the Corporation's Common Stock.

         2. WHEREAS, pursuant to that certain Stock Purchase Agreement by and between the Corporation and the New Investors dated as of November 13, 1996 (the "1996 Securities Purchase Agreement"), the Corporation agreed to sell to the New Investors an aggregate of 1,372,370 shares of the Corporation's Series B 7% Cumulative Convertible Preferred Stock (the "Series B Stock").

         3. WHEREAS, the Patricof Investors desire to exchange (i) $3,000,000 aggregate principal amount of Subordinated Notes, plus all accrued but unpaid interest, for 318,065 shares of Series A Preferred Stock and (ii) $1,500,000 aggregate principal amount of Subordinated Notes and warrants to purchase 239,250 shares of Common Stock for 137,237 shares of Series B Stock.

         4. WHEREAS, the parties hereto desire to amend and restate that certain Security-holders' Agreement, dated as of November 2, 1995, for the purposes set forth below.

         5. WHEREAS, as a condition to the consummation of the transactions contemplated by the 1996 Securities Purchase Agreement, the Corporation, the Existing Investors and the New Investors (collectively referred to herein as the "Investors") have entered into this Agreement to, among other things, grant certain rights of first refusal regarding securities of the Corporation to the Investors, effect the exchange referenced above, grant certain additional rights and impose certain obligations and restrictions.



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                               A G R E E M E N T S

         In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Defined Terms. Terms initially capitalized but not otherwise defined herein shall have the meanings given such terms in the 1995 Securities Purchase Agreements, except for the following:

         "Existing Investors" shall mean those persons listed on Exhibit A attached hereto and made a part hereof.

         "Original Investors" shall mean Ian Williams, Nelgo Investments, Samuel Hashman, MPN Partners, Ltd. and Park 'N View General Partner, Inc.

         "Subordinated Notes" shall mean the subordinated promissory notes, 8% coupon sold pursuant to the 1995 Securities Purchase Agreements.

         "Sale" shall have the meaning given such term in the Securities Restriction Agreement, dated as of the date hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Series A Stock" shall mean the Preferred Stock of the Corporation designated as Series A Preferred Stock pursuant to the Certificate of Designation described in the 1995 Securities Purchase Agreements.

         2. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

         3.       Exchange

                  Upon consummation of the transactions contemplated by the 1996 Securities Purchase Agreement, the Patricof Investors shall exchange with the Corporation, pro rata, (i) $3,000,000 aggregate principal amount of Subordinated Notes, plus all accrued but unpaid interest, for 318,065 fully paid and nonassessable shares of Series A Stock and (ii) $1,500,000 aggregate principal amount of Subordinated Notes and warrants to purchase 239,250 shares of Common Stock for 137,237 fully paid and nonassessable shares of Series B Stock.


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         4.       Rights of First Refusal

                  (a) The Corporation shall not issue or sell any shares of Common Stock, Preferred Stock or other securities convertible into or exchangeable for shares of Common Stock, other than any such issuance or sale
(i) pursuant to a Qualifying Offering, (ii) pursuant to a stock option plan approved by the Board of Directors, (iii) as a form of consideration in connection with mergers or acquisitions where the Corporation is the surviving entity or (iv) where the aggregate gross proceeds are less than $500,000 in any single transaction, provided that the sale price per share is not less than the then applicable conversion price of the Series B Stock and, provided further, that the aggregate gross proceeds of all such transactions shall not exceed $1,500,000 (the securities issued in such transactions being referred to as the "Newly Issued Securities"), unless prior to the issuance or sale of such Newly Issued Securities each Investor shall have been given the opportunity (such opportunity being herein referred to as the "Preemptive Right") to purchase (on the same terms as such Newly Issued Securities are proposed to be sold) the same proportion of such Newly Issued Securities being issued or offered for sale by the Corporation as (x) the number of shares of Common Stock (calculated on a fully diluted basis) held by such Investor on the day preceding the date of the Preemptive Notice (as defined herein) bears to (y) the total number of shares of Common Stock (calculated on a fully diluted basis) outstanding on that day. A "Qualifying Offering" means (i) the Corporation shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act covering the offering and sale of both primary and secondary shares of Common Stock which results in gross proceeds of at least $20,000,000,
(ii) the Common Stock is listed on either NASDAQ, the New York Stock Exchange or the American Stock Exchange, and (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which (x) is 200% of the then effective conversion price of the Series B Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series B Stock.

                  (b) Prior to the issuance or sale by the Corporation of any Newly Issued Securities, the Corporation shall give written notice thereof (the "Preemptive Notice") to each Investor. The Preemptive Notice shall specify
(i) the name and address of the bona fide investor to whom the Corporation proposed to issue or sell Newly Issued Securities, (ii) the total amount of capital to be raised by the Corporation pursuant to the issuance or sale of Newly Issued Securities, (iii) the number of such Newly Issued Securities proposed to be issued or sold, (iv) the price and other terms of their proposed issuance or sale, (v) the number of such Newly Issued Securities which such holder is entitled to purchase (determined as provided in subsection (a) above), and (vi) the period during which such Investor may elect to purchase such Newly Issued Securities, which period shall extend for at least thirty (30) days following the receipt by such holder of the Preemptive Notice (the "Preemptive Acceptance Period"). Each Investor who desires to purchase Newly Issued Securities shall notify the Corporation within the Preemptive Acceptance Period as to the number of Newly Issued Securities he, she or it wishes to purchase,


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as well as the number, if any, of additional Newly Issued Securities he, she or it would be willing to purchase in the event that all of the Newly Issued Securities subject to the Preemptive Right are not subscribed for by the other Investors.

                  (c) In the event an Investor declines to subscribe for all or any part of his, her or its pro rata portion of any Newly Issued Securities which are subject to the Preemptive Right (the "Declining Preemptive Purchasers") during the Preemptive Acceptance Period, then the other Investors shall have the right to subscribe for all (or any declined part) of the Declining Preemptive Purchaser's pro rata portion of such Newly Issued Securities (to be divided among the other Investors desiring to exercise such right on a ratable basis).

                  (d) Any such Newly Issued Securities which none of the Investors elect to purchase in accordance with the provisions of this Section 4, may be sold by the Corporation, within a period of three (3) months after the expiration of the Preemptive Acceptance Period, to any other Person or Persons at not less than the price and upon other terms and conditions not less favorable to the Corporation than those set forth in the Preemptive Notice.

         5.       Board Designees.

                  (a) Investors' Designee. The Board shall consist of not more than seven (7) members of which two members shall be designated by the Patricof Investors as provided herein, one member shall be designated by the New Investors and two members shall be designated by the Original Investors. It is contemplated that an additional two directors shall be designated by the mutual agreement of the Board of Directors and the New Investors. So long as the Series A Stock has not been redeemed and paid in full, at each of the Corporation's annual or special meetings of stockholders at which directors are to be elected, the Patricof Investors shall have the right to designate in writing two nominees for election to the Board (each referred to herein as a "Patricof Investor Designee" and collectively as the "Patricof Investor Designees") unless the term of office of either Patricof Investor Designee does not expire at such meeting, in which case the Patricof Investors may not designate any nominees. The Patricof Investor Designees shall initially be Robert Chefitz and Thomas Hirschfeld. At such time as Robert Chefitz and/or Thomas Hirschfeld is unwilling or unable to serve, any new Patricof Investor Designee(s) may be any person(s) designated by the Patricof Investors. At each of the Corporation's annual or special meetings of stockholders at which directors are to be elected, the Original Investors shall have the right to designate in writing two nominees for election to the Board (each referred to herein as an "Original Investor Designee" and collectively as the "Original Investor Designees") unless the term of office of either Original Investor Designee does not expire at such meeting; in which case the Original Investors may not designate any nominees. The Original Investor Designees shall initially be Ian Williams and Daniel K. O'Connell. At such time as Ian Williams and/or Daniel K. O'Connell is unwilling or unable to serve, any new Original Investor Designee(s) may be any person(s) designated by the Original Investors. In all cases, all holders of voting securities shall vote in favor of election of all nominees of the Patricof Investors and the Original Investors.


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         The New Investors shall have such rights to designate one member of the
Board of Directors as are provided in the Certificate of Designation of the Series B Stock.

(b) Best Efforts to Elect Designees. In the event that any nominee or nominees are designated pursuant to Section 5(a) hereof, the Corporation shall use its best efforts to cause such nominee(s) to be elected to the Board, and the holders of voting securities shall vote, together as one class, such securities owned by them to elect those directors nominated in accordance with this Section. The foregoing right shall also apply to elections of Board members effected by written consents of holders of securities rather than by meetings.

(c) Removal of Designees. At any special or annual meeting of the Corporation's stockholders at which it is proposed to remove directors from office or in connection with a solicitation of consents through which directors are to be removed from office, for gross negligence, willful misconduct, conviction of a felony or acts of fraud, each holder of voting securities, voting together as one class, shall vote (or give a written consent with respect to) all of its shares of securities. In all other situations, directors may only be removed with the majority vote of the group that elected them in accordance with Section 5(a) hereof.

(d) Vacancies. Should a vacancy on the Board arise for any reason with respect to one or both of the Patricof Investor Designees, such vacancy may be filled only by another Patricof Investor Designee. If the Patricof Investors desire that such vacancy be filled, the holders of voting securities shall vote each class of securities together as a single class to elect such Patricof Investor Designee. Should a vacancy on the Board arise for any reason with respect to one or both of the Original Investors Designees, such vacancy may be filled only by another Original Investor Designee. If the Original Investors desire that such vacancy be filled, the holders of voting securities shall vote each class of securities together as a single class to elect such Original Investors Designee.

(e) Expenses. The Corporation shall reimburse all members of the Board for all reasonable out-of-pocket travel and relate expenses incurred by such Board members in attending Board meetings and meetings of committees of the Board on which they serve.

         1.       Confidentiality. The Corporation shall use its best efforts to
(a) protect the secrecy, confidentiality and value of all trade secrets useful to the conduct of the Corporation's businesses and (b) cause each Person who is or becomes an officer or key employee of the Corporation who shall have access to confidential and proprietary information of the Corporation to execute a confidentiality agreement as a condition to such employment, in such form as shall be approved by the Board of Directors of the Corporation. Such confidentiality agreements shall not be amended in any material respect without the approval of the Board of Directors of the Corporation.


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         7.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute on and the same document.

         8. Amendments and Governing Law. This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement, or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by the Corporation and Investors who hold 66_% of each class of the Securities; provided, however, that any provision of this Agreement that would materially adversely affect any particular Investors without similarly affecting all Investors shall not be valid unless consented to in writing by such particular Investors. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to contracts made and to be performed in that state without giving any effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         9. Application to Subsequent Investors. This Agreement shall inure to the benefit of and be binding upon (i) the parties hereto and their heirs, legal representatives successors and assigns and (ii) any Person who, after the date hereof, shall become a holder of any shares of any Common Stock, Series A Stock and/or Series B Stock (such Person's acceptance of such shares to be deemed to constitute his, her or its agreement to be bound hereby) and such Person's heirs, legal representatives, successors and assigns.

         10. Termination. This Agreement shall terminate upon the date of consummation of a Sale or the written consent of all the parties hereto.

         11. Headings. The headings herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

         12. Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

         13. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

         14. Further Execution. The parties hereto agree to execute any additional documents or instruments necessary to carry out the purposes of this Agreement.

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                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first written above.


                                    PARK `N VIEW, INC.


                                    By: /s/ Ian Williams
                                       ---------------------------
                                        Name:
                                        Title:

ATTEST:


By: /s/ Anthony Allen
   -----------------------------
    Secretary



                                    Existing Investors whose signatures appear on Exhibit A hereto and Investors whose signatures appear on Exhibit B hereto.

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                                    EXHIBIT A


          PARK 'N VIEW GENERAL PARTNER, INC.


          By:/s/ Ian Williams
             -----------------------------
          Name:
          Title:


          /s/ Ian Williams
          ---------------------------------
          Ian Williams


          /s/ Sam Hashman
          --------------------------------
          Sam Hashman





          By:/s/ MPN Partners
             -----------------------------
                MPN Partners, Ltd.




          NELGO INVESTMENTS


          By: /s/ Daniel K. O'Connell
             -----------------------------
              Name:
              Title:

                                    EXHIBIT A
                                   (continued)


          APA EXCELSIOR IV, L.P.

                   By:     APA EXCELSIOR IV PARTNERS, L.P.
                            (Its General Partner)

                            By:     PATRICOF & CO. MANAGERS, INC.
                                     (Its General Partner)

                                    By: /s/ Robert Chefitz
                                       -----------------------------
                                           Name:
                                           Title:


          COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
          APA EXCELSIOR IV/OFFSHORE, L.P.

          By:     PATRICOF & CO. VENTURES, INC., INVESTOR ADVISOR

                  By: /s/ Robert Chefitz
                     -----------------------------

                           Name:
                           Title:


          THE P/A FUND, L.P.

          By:     APA PENNSYLVANIA PARTNERS, L.P.
                  (Its General Partner)

                  By: /s/ Robert Chefitz
                     -----------------------------

                          Name:
                          Title:


          /s/ Michael Willner
          -----------------------------
          Michael Willner

                                    EXHIBIT B



          STATE OF MICHIGAN RETIREMENT SYSTEM

          By: /s/ Paul E. Rice
             -----------------------------
                   Name:
                   Title:


          BENEFIT CAPITAL MANAGEMENT CORPORATION,
          as Investment Manager for The
          Prudential Insurance Co.
          of America, Separate Account No.
          VCA-GA-5298


          By: /s/ Sue DeCarlo
             -----------------------------
                   Name:
                   Title:



          CSK VENTURE CAPITAL CO., LTD.
          as Investment Manager for CSK -1(A) Investment Fund

          By: /s/ Fumio Takahashi
             -----------------------------
                   Name:
                   Title:


          CREDIT SUISSE (GUERNSEY) LIMITED as Trustee of Dynamic Growth Fund II

          By: /s/ K C Wallbridge
             -----------------------------
                   Name:
                   Title:


          By: /s/ T J Woosley
             -----------------------------
                   Name:
                   Title:

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                                    EXHIBIT B
                                   (continued)


          APA EXCELSIOR IV, L.P.

          By:     APA EXCELSIOR IV PARTNERS, L.P.
                  (Its General Partner)

                  By:     PATRICOF & CO. MANAGERS, INC. (Its General Partner)

                          By: /s/ Robert Chefitz
                             -----------------------------
                                    Name:
                                    Title:

          COUTTS & CO., (CAYMAN) LTD. CUSTODIAN FOR
          APA EXCELSIOR IV/OFFSHORE, L.P.

          By:     PATRICOF & CO. VENTURES, INC.,
                  INVESTOR ADVISOR

                  By: /s/ Robert Chefitz
                     -----------------------------
                            Name:
                            Title:


          THE P/A FUND, L.P.

          By:     APA PENNSYLVANIA PARTNERS, L.P.
                  (Its General Partner)

                  By: /s/ Robert Chefitz
                     -----------------------------
                            Name:
                            Title:


          /s/ Michael Willner
          -----------------------------
          Michael Willner


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